10f-3 REPORT

Smith Barney Muni Funds

Smith Barney Muni Funds - Florida Portfolio

October 1, 2004 to March 31, 2005

Issuer: Puerto Rico Electric Power Authority
Trade Date: 3/28/2005
Selling Dealer: JP Morgan Securities
Amount:  2,000,000.00
Price: 104.23
% Received by Fund: 0.192%
% of Issue (1): 0.670% A

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
A - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 5,000,000.00.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Citigroup
JP Morgan Securities
Lehman Brothers
Merrill Lynch & Co.
UBS Financial Services Inc.
Banc of America Securities LLC
Morgan Stanley
Goldman Sachs & Co.
Raymond James & Associates
Ramirez & Co., Inc.
Wachovia Bank, National Association

Co-Managers (s):
N/A


Issuer:  Leon County Florida Capital Improvement
Trade Date:  3/30/2005
Selling Dealer: A.G. Edwards
Amount:   1,000,000.00
Price:  104.72
% Received by Fund: 1.828%
% of Issue (1): 1.828%

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
A.G. Edwards
Citigroup
Jackson Securities
UBS Financial Services Inc.

Co-Managers (s):
N/A



Smith Barney Muni Funds - Georgia Portfolio

Issuer: Puerto Rico Electric Power Authority
Trade Date: 3/28/2005
Selling Dealer: JP Morgan Securities
Amount:   1,000,000.00
Price:  104.23
% Received by Fund: 0.096%
% of Issue (1): 0.670% A

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
A - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 6,000,000.00.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Citigroup
JP Morgan Securities
Lehman Brothers
Merrill Lynch & Co.
UBS Financial Services Inc.
Banc of America Securities LLC
Morgan Stanley
Goldman Sachs & Co.
Raymond James & Associates
Ramirez & Co., Inc.
Wachovia Bank, National Association

Co-Managers (s):
N/A



Smith Barney Muni Funds - National Portfolio

Issuer:  New York City Muni. Water Finance Authority,
	 5.000% due 6/15/36
Trade Date:  11/23/2004
Selling Dealer: Goldman Sachs & Co.
Amount:   5,000,000.00
Price:  101.73
% Received by Fund: 0.534%
% of Issue (1): 0.895% A

1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
A - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 3,375,000.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Goldman Sachs & Co.
First Albany Capital Inc.
Merrill Lynch & Co.
UBS Financial Services Inc.

Co-Managers (s):
Bear Stearns & Co. Inc.
Citigroup Global Markets Inc.
Lehman Brothers
JP Morgan Securities Inc.
Morgan Stanley
Siebert Branford Shank & Co.
Banc of America Securities LLC
M.R. Beal & Co.
CIBC World Markets
RBC Bain Rauscher Inc.
A.G. Edwards & Sons, Inc.
First America Municipals, Inc.
Raymond James & Associates, Inc.
Roosevelt & Cross, Inc.
Wachovia Bank, National Association


Issuer:  New York City Municipal Water Authority Series 2005 C
Trade Date:  3/3/2005
Selling Dealer: First Albany Capital Inc.
Amount:   2,500,000.00
Price:  104.48
% Received by Fund: 0.429%
% of Issue (1): 0.858% B

1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
B - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 2,500,000.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
First Albany Capital Inc.
Goldman Sachs & Co.
Merrill Lynch & Co.
UBS Financial Services Inc.

Co-Manager (s):
Bear Stearns & Co. Inc.
Citigroup Global Markets Inc.
JP Morgan Securities
Lehman Brothers
Morgan Stanley
Siebert Brandord Shank & Co.
M.R. Beal & Co.
CIBC World Markets
RBC Dain Rauscher Inc.
A.G. Edwards & Sons, Inc.
First American Municipals, Inc.
Banc of America Securities LLC
Raymond James & Associates
Roosevelt & Cross Inc.
Wachovia Bank, National Association


Issuer: Puerto Rico Electric Power Authority
Trade Date: 3/28/2005
Selling Dealer: JP Morgan Securities
Amount:   2,000,000.00
Price:  104.56
% Received by Fund: 0.192%
% of Issue (1): 0.670% C

1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
C - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 5,000,000.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Citigroup Global Markets
JP Morgan Securities
Lehman Brothers
Merrill Lynch & Co.
UBS Financial Services Inc.
Banc of America Securities LLC
Morgan Stanley
Goldman Sachs & Co.
Raymond James & Associates
Ramirez & Co., Inc.
Wachovia Bank, National Association

Co-Manager (s):
N/A



Smith Barney Muni Funds - New York Portfolio

Issuer: Empire State Dev. Corp., 5.250% due 3/15/34
Trade Date: 12/2/2004
Selling Dealer: Goldman Sachs
Amount:   11,100,000
Price:  104.07
% Received by Fund: 2.003%
% of Issue (1): 2.543% A

1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
A - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 3,000,000.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Goldman Sachs
Citigroup Global Markets Inc.
Lehman Brothers
UBS Financial Services Inc.

Co-Manager (s):
Bear Stearns & Co. Inc.
Morgan Stanley
First Albany Capital Inc.
Merrill Lynch & Co.
CIBC World Markets
M.R. Beal & Co.
Ramirez & Co. Inc.
Raymond James & Associates, Inc.
Roosevelt & Cross Inc.
A.G. Edwards & Sons, Inc.
Advest Inc.
Jackson Securities, LLC
Banc of America Securities LLC
Siebert Branford Shank & Co.



Issuer: Sales Tax Asset Receivable Corp., NY Series A
	5.000% due 10/15/2032
Trade Date: 10/28/2004
Selling Dealer: Goldman Sachs
Amount:   3,000,000.00
Price:  103.32
% Received by Fund: 0.16%
% of Issue (1): 0.38% B

1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
B - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 4,250,000.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Bear Stearns & Co. INc.
Lehman Brothers
UBS Financial Services Inc.
Citigroup Global Markets Inc.
First Albany Capital Inc.
JP Morgan Securities Inc.
M.R. Beal & Co.
Merrill Lynch & Co.
Morgan Stanley
Ramirez & Co., Inc.
Roosevelt & Cross, Inc.
Siebert Branford Shank & Co.


Co-Manager (s):
N/A




Smith Barney Muni Funds - Limited Term Portfolio

Issuer: New York, NY GO Series E, 5.00% due 11/1/20
Trade Date: 11/5/2004
Selling Dealer: Bear Stearns
Amount:   5,000,000.00
Price:  106.63
% Received by Fund: 0.416%
% of Issue (1): 0.416%

1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Bear Stearns & Co. Inc.
Lehman Brothers
UBS Financial Services Inc.
Citigroup Global Markets Inc.
First Albany Capital Inc.
Goldman Sachs & Co.
JP Morgan Securities Inc.
Lehman Brothers
M.R. Beal & Co.
Merrill Lynch & Co.
Morgan Stanley
Ramirez & Co., Inc.
Roosevelt & Cross, Inc.
A.G. Edwards & Sons, Inc.
Advest Inc.
Apex Pryor Securities, a division of Rice Financial Products
RBS Dain Rauscher Inc.
Jackson Securities, LLC
Raymond James & Associates Inc.
Wachovia Bank, National Association
Janney Montgomery Scott LLC
Legg Mason Wood Walker, Inc.
Loop Capital Markets
Popular Securities, Inc.
Prager Sealy & Co., LLC

Co-Manager (s):
N/A


Issuer: Sales Tax Asset Receivable Corp., NY Series A,
	5.250% due 10/15/2027
Trade Date: 10/28/2004
Selling Dealer: Goldman Sachs & Co.
Amount:   5,000,000.00
Price:  107.452
% Received by Fund: 0.26%
% of Issue (1): 0.640% A

1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
A - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 7,000,000.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Bear Stearns & Co.
Lehman Brothers
UBS Financial Services Inc.
Citigroup Global Markets Inc.
First Albany Capital Inc.
JP Morgan Securities Inc.
M.R. Beal & Co.
Merrill Lynch & Co.
Morgan Stanley
Ramirez & Co., Inc.
Roosevelt & Cross, Inc.
Siebert Branford Shank & Co.
ABN Amro Financial Services
Advest Inc.
A.G. Edwards & Sons Inc.
Apex Pryor Securities
Banc of America Securities LLC
CIBC World Markets
Commerce Capital Markets
Fidelity Capital Markets
First America Municipals
Jackson Securities, LLC
Janney Montgomery Scott LLC
Legg Mason Wood Walker, Inc.
Loop Capital Markets
Popular Securities, Inc.
Prager Sealy & Co., Inc.
Raymond James & Associates Inc.
RBC Dain Rauscher Inc.
Southwest Securities
Wachovia Bank, National Association

Co-Manager (s):
N/A